[Logo]  MFS(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

               MFS(R) GOVERNMENT
               SECURITIES FUND
               ANNUAL REPORT o FEBRUARY 28, 1999

------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 27)
------------------------------------------------------------------------------

Table of Contents

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 19
Independent Auditors' Report .............................................. 24
MFS' Year 2000 Readiness Disclosure ....................................... 26
Trustees and Officers ..................................................... 29

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF          [GRAPHIC OMITTED]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

Management Review and Outlook

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the 12 months ended February 28, 1999, Class A shares of the Fund provided a total return of 6.00%, Class B shares 5.32%, Class C shares 5.23%, and Class I shares 6.37%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 6.39% return for the Lehman Brothers Government/Mortgage Bond Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average government securities fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 5.08%.

Q. LET'S START BY TALKING ABOUT SOME OF THE MAJOR DEVELOPMENTS IN THE GLOBAL MARKETS DURING THE PAST 12 MONTHS.

A. It's been a period of both good and bad news. When equity markets around the world corrected sharply in the late summer and fall of 1998, yields on U.S. Treasury bonds declined to record lows. One would be hard pressed to pick another period that proved as volatile as the third quarter of 1998 for both the bond and the stock markets. The Federal Reserve Board (the Fed) responded to the market tumult by lowering short-term interest rates three times in October and November and, as a result, Treasury bond yields fell to their lowest levels in 30 years. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. HOW DOES THE FUND'S STRATEGY AFFECT ITS POSITIONING AMONG VARIOUS GOVERNMENT SECURITIES?

A. The Fund pursues its strategy of seeking current income and capital preservation by owning just U.S. government securities and the very highest-quality government-agency paper, such as that issued by the Federal National Mortgage Association (Fannie Mae). We also invest in securities issued by the Small Business Association and in 15- and 30-year mortgage-backed securities. We have a very restricted list of eligible investments, which means no corporate bonds, mortgage-derivative securities, futures or options positions. This may limit some of our opportunities during good times, but we believe it should help lower price risk in shaky environments.

Q. HOW HAS INVESTOR PREFERENCE FOR U.S. TREASURIES IMPACTED THE FUND?

A. We somewhat underperformed the Lehman Index during the period because of the sharp rally in the U.S. Treasury market in the summer and fall. This rally came at the expense of other fixed-income markets such as government- agency and mortgage-backed securities. However, we continue to believe that the additional yield offered by these securities will provide better total returns than Treasuries over the long term. In fact, the non-Treasury markets have since recovered most of the ground they lost during the fall.

Q. WHAT CHANGES HAVE YOU MADE TO THE FUND SINCE LAST FALL'S MARKET TURMOIL?

A. Relative to the Lipper universe, we are maintaining the overweighting in government-agency and mortgage-backed securities. Last fall, we felt that these securities presented a great opportunity to add additional yield when their interest rates versus comparable-maturity Treasuries reached what we thought were high levels. Going forward, any additional financial market turmoil could lead to a further increase in the yield differential of government-agency and mortgage-backed securities over Treasuries, and we would see that as another opportunity to add to our position in these securities.

Q. BY BLENDING SHORT-, INTERMEDIATE-, AND LONGER-TERM SECURITIES, A FUND CAN CHANGE ITS DURATION, THAT IS, ITS EXPOSURE TO CHANGES IN INTEREST RATES. WHAT IS THIS FUND'S DURATION?

A. Right now, the duration is 4.85 years, or about the same as the Lehman Index. We want to avoid having too many long-maturity bonds because their prices would go down if interest rates, which move in the opposite direction, went up. By the same token, we don't want too many short- maturity bonds because of their relatively low yields. If the economy shows signs of weakness over the next few months, we would consider extending duration a little. That would mean buying long-maturity securities to pick up additional yield at a time when we believe interest rates are likely to remain stable or even decline.

Q. DO YOU SEE INTEREST RATES CHANGING IN THE NEAR FUTURE?

A. We don't see much reason for a large change in either direction. The U.S. economy grew by a surprisingly robust 6.1% in the fourth quarter of 1998. Consumer spending was the biggest factor as lower inflation and strong wage gains boosted household spending power. Given the domestic situation, we see little reason for the Fed to cut interest rates at this time. On the other hand, the Fed is constrained by weak economic activity overseas. Given the fragility of several foreign financial systems, which leaves the United States as an island of prosperity, we feel the Fed can't afford to slow the U.S. economy by raising interest rates.

Q. WHAT DOES THIS STABLE INTEREST-RATE ENVIRONMENT MEAN FOR THE BOND MARKET, AND WHAT CHANGES MIGHT YOU MAKE IN THE FUND AS A RESULT?

A. In the near term, we think the bond market will continue to adjust to the growing acceptance that there is no need to cut interest rates. This outlook would keep two-year Treasury yields at around 4.85% to 5.125%. Yields on longer-term Treasuries, meanwhile, may reflect growth perceptions. With the Fed on the sidelines, if bond investors believe growth is too strong, they may push up interest rates to put the brakes on a surging economy. Remember, an environment of excessive growth is generally perceived as not good for bond investors because it can lead to higher interest rates and lower bond prices. However, because inflation has remained in check and the bond market responds to the same concerns about a possible rise in global growth as the Fed, we believe any rate increase would be limited and would present a buying opportunity for the Fund.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------
   STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND, THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) INTERMEDIATE INCOME TRUST, AND MFS(R) GOVERNMENT MARKETS INCOME TRUST.

   MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JULY 25, 1984

CLASS                    INCEPTION: CLASS A JULY 25, 1984 CLASS B
                         AUGUST 30, 1993 CLASS C APRIL 1, 1996
                         CLASS I JANUARY 2, 1997

SIZE:                    $552.5 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended February 28, 1999)

                                  Lehman
                 MFS             Brothers
              Government        Government/
              Securities         Mortgage
            Fund - Class A       Bond Index
--------------------------------------------
2/94         $ 9,523             $10,000
2/95           9,638              10,183
2/96          10,823              11,391
2/97          11,221              11,991
2/98          12,332              13,223
2/99          13,072              14,068

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended February 28, 1999)

                                  Lehman
                 MFS             Brothers
              Government        Government/
              Securities         Mortgage
            Fund - Class A       Bond Index
--------------------------------------------
2/89         $ 9,548              $10,000
2/91          11,616               12,695
2/93          14,540               15,951
2/95          15,455               17,079
2/97          17,992               20,111
2/99          20,961               23,594

AVERAGE ANNUAL TOTAL RETURNS THROUGH FEBRUARY 28, 1999

Class A

                                   1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +6.00%     +6.49%     +6.54%      +8.18%
--------------------------------------------------------------------------------
SEC Results                        +0.96%     +4.78%     +5.51%      +7.66%
--------------------------------------------------------------------------------

Class B

                                   1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +5.32%     +5.77%     +5.81%      +7.77%
--------------------------------------------------------------------------------
SEC Results                        +1.32%     +4.87%     +5.50%      +7.77%
--------------------------------------------------------------------------------

Class C

                                   1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +5.23%     +5.80%     +6.12%      +7.97%
--------------------------------------------------------------------------------
SEC Results                        +4.23%     +5.80%     +6.12%      +7.97%
--------------------------------------------------------------------------------

Class I

                                   1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +6.37%     +6.78%     +6.71%      +8.27%
--------------------------------------------------------------------------------

Comparative Indices

                                   1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average U.S. government fund*      +5.08%     +6.18%     +5.92%      +7.94%
--------------------------------------------------------------------------------
Lehman Brothers Government/
  Mortgage Bond Index+             +6.39%     +7.30%     +7.06%      +8.96%
--------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: AIM.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B, and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

PORTFOLIO STRUCTURE

U.S. Treasuries                    37.0%
Mortgage Backed                    30.7%
Other Government Agencies          26.7%
Cash                                5.6%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- February 28, 1999

Bonds - 93.7%
-----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)           VALUE
-----------------------------------------------------------------------------
U.S. Federal Agencies - 39.6%
    Federal Home Loan Mortgage Corp., 5s, 2004        $26,000    $ 25,309,440
    Federal Home Loan Mortgage Corp., 6.79s, 2005       5,000       5,312,500
    Federal National Mortgage Assn., 5.25s, 2009        6,000       5,745,960
    Federal National Mortgage Assn., 6s, 2013           6,862       6,792,977
    Federal National Mortgage Assn., 6.5s, 2028        49,570      49,213,161
    Federal National Mortgage Assn., 6.839s, 2011       4,900       4,956,656
    Federal National Mortgage Assn., 6.95s, 2006       10,000      10,189,100
    Federal National Mortgage Assn., 6.959s, 2007       9,862      10,219,188
    Federal National Mortgage Assn., 7.5s,
      2010 - 2013                                      22,812      23,503,423
    Financing Corp., 9.8s, 2018                        16,500      23,149,005
    Financing Corp., 10.35s, 2018                      10,700      15,710,596
    Financing Corp., 10.7s, 2017                       20,790      31,100,593
    United States Department of Veteran Affairs,
      6.3s, 2010                                        7,349       7,351,056
                                                                 ------------
                                                                 $218,553,655
-----------------------------------------------------------------------------
U.S. Government Guaranteed - 54.1%
  Government National Mortgage Association - 14.0%
    GNMA, 6.5s, 2027 - 2028                           $11,348    $ 11,280,726
    GNMA, 7s, 2008 - 2025                              31,426      31,956,686
    GNMA, 7.5s, 2002 - 2027                            13,197      13,598,262
    GNMA, 8s, 2026 - 2027                              10,333      10,765,893
    GNMA, 8.5s, 2001 - 2009                             4,875       5,091,174
    GNMA, 9.25s, 2001                                   2,682       2,818,874
    GNMA, 10.75s, 2015 - 2016                             126         136,885
    GNMA, 11.5s, 2010 - 2019                              569         645,182
    GNMA, 12s, 2013 - 2015                                399         455,455
    GNMA, 12.5s, 2011                                     544         623,479
                                                                 ------------
                                                                 $ 77,372,616
-----------------------------------------------------------------------------
  Small Business Administration - 3.4%
    SBA, 8.625s, 2011                                 $ 2,867    $  3,088,348
    SBA, 8.8s, 2011                                     1,459       1,585,516
    SBA, 9.05s, 2009                                    1,537       1,651,291
    SBA, 9.1s, 2009                                     2,055       2,214,641
    SBA, 9.25s, 2010                                    1,988       2,161,027
    SBA, 9.3s, 2010                                     3,296       3,612,098
    SBA, 9.5s, 2010                                       205         224,975
    SBA, 9.65s, 2010                                    1,097       1,206,397
    SBA, 9.7s, 2010                                     1,020       1,119,759
    SBA, 9.9s, 2008                                       842         912,683
    SBA, 10.05s, 2008 - 2009                              815         890,167
                                                                 ------------
                                                                 $ 18,666,902
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.7%
    U.S. Treasury Notes, 8.5s, 2000                   $62,500    $ 64,472,500
    U.S. Treasury Notes, 8s, 2001                       8,250       8,721,818
    U.S. Treasury Notes, 5.375s, 2003                  25,000      25,058,500
    U.S. Treasury Bonds, 11.875s, 2003                  2,000       2,530,320
    U.S. Treasury Notes, 4.75s, 2004                   16,375      16,034,727
    U.S. Treasury Bonds, 12.375s, 2004                 10,650      13,979,829
    U.S. Treasury Notes, 4.75s, 2008                   10,000       9,587,500
    U.S. Treasury Bonds, 10.375s, 2012                  4,200       5,546,604
    U.S. Treasury Bonds, 9.875s, 2015                   7,050      10,079,314
    U.S. Treasury Bonds, 6.375s, 2027                  10,800      11,652,228
    U.S. Treasury Bonds, 6.625s, 2027                  14,000      15,577,240
    U.S. Treasury Bonds, 3.625s, 2028                  20,111      19,545,083
                                                                 ------------
                                                                 $202,785,663
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                 $298,825,181
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $518,846,091)                      $517,378,836
-----------------------------------------------------------------------------
Short-Term Obligation - 5.3%
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 3/01/99,
      at Amortized Cost                               $29,400    $ 29,400,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $548,246,091)                $546,778,836

Other Assets, Less Liabilities - 1.0%                               5,756,502
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $552,535,338
-----------------------------------------------------------------------------
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
February 28, 1999
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $548,246,091)       $546,778,836
  Cash                                                              22,574
  Receivable for Fund shares sold                                3,074,507
  Interest receivable                                            5,571,089
  Other assets                                                       6,218
                                                              ------------
      Total assets                                            $555,453,224
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $  2,421,746
  Payable to affiliates -
    Management fee                                                  13,559
    Shareholder servicing agent fee                                  5,084
    Distribution and service fee                                   282,652
    Administrative fee                                                 678
  Accrued expenses and other liabilities                           194,167
                                                              ------------
      Total liabilities                                       $  2,917,886
                                                              ------------
Net assets                                                    $552,535,338
                                                              ============
Net assets consist of:
  Paid-in capital                                             $581,284,750
  Unrealized depreciation on investments                        (1,467,255)
  Accumulated net realized loss on investments                 (27,191,429)
  Accumulated distributions in excess of net investment
    income                                                         (90,728)
                                                              ------------
      Total                                                   $552,535,338
                                                              ============
Shares of beneficial interest outstanding                      57,045,319
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $335,992,533 / 34,684,648 shares of
     beneficial interest outstanding)                           $ 9.69
                                                                ======
  Offering price per share (100 / 95.25)                        $10.17
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $173,568,650 / 17,935,037 shares of
     beneficial interest outstanding)                           $ 9.68
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $36,340,015 / 3,740,803 shares of
     beneficial interest outstanding)                           $ 9.71
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,634,140 / 684,831 shares of
     beneficial interest outstanding)                           $ 9.69
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28, 1999
-------------------------------------------------------------------------
Net investment income:
  Interest income                                             $32,086,337
                                                              -----------

  Expenses -

    Management fee                                            $ 1,937,954
    Trustees' compensation                                         42,570
    Shareholder servicing agent fee                               544,624
    Distribution and service fee (Class A)                      1,076,050
    Distribution and service fee (Class B)                      1,444,726
    Distribution and service fee (Class C)                        245,257
    Administrative fee                                             59,509
    Custodian fee                                                 168,447
    Printing                                                       52,013
    Postage                                                        77,027
    Auditing fees                                                  37,480
    Legal fees                                                     19,443
    Miscellaneous                                                 289,759
                                                              -----------
      Total expenses                                          $ 5,994,859
    Fees paid indirectly                                         (120,060)
    Reduction of expenses by investment adviser                  (485,623)
                                                              -----------
      Net expenses                                            $ 5,389,176
                                                              -----------
        Net investment income                                 $26,697,161
                                                              -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                              $ 5,533,151
  Change in unrealized depreciation on investments             (7,796,168)
                                                              -----------
      Net realized and unrealized loss on investments         $(2,263,017)
                                                              -----------
        Increase in net assets from operations                $24,434,144
                                                              ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28,                                             1999                          1998
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $  26,697,161                 $  25,775,670
  Net realized gain on investments                             5,533,151                     4,173,134
  Net unrealized gain (loss) on investments                   (7,796,168)                    7,678,440
                                                           -------------                 -------------
    Increase in net assets from operations                 $  24,434,144                 $  37,627,244
                                                           -------------                 -------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $ (17,718,006)                $ (18,372,972)
  From net investment income (Class B)                        (7,332,329)                   (6,423,382)
  From net investment income (Class C)                        (1,216,257)                     (424,810)
  From net investment income (Class I)                          (472,212)                      (98,923)
                                                           -------------                 -------------
    Total distributions declared to shareholders           $ (26,738,804)                $ (25,320,087)
                                                           -------------                 -------------

Net increase (decrease) in net assets from Fund share
  transactions                                             $ 136,040,201                 $  (8,169,658)
                                                           -------------                 -------------
    Total increase in net assets                           $ 133,735,541                 $   4,137,499
Net assets:
  At beginning of period                                     418,799,797                   414,662,298
                                                           -------------                 -------------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    ($90,728) and $286,051, respectively)                  $ 552,535,338                 $ 418,799,797
                                                           =============                 =============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          1999              1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.69            $ 9.40           $ 9.67           $ 9.22           $ 9.79
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.56            $ 0.62           $ 0.62           $ 0.66           $ 0.67
  Net realized and unrealized gain (loss)
    on investments                                  0.01              0.28            (0.28)            0.45            (0.58)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.57            $ 0.90           $ 0.34           $ 1.11           $ 0.09
                                                  ------            ------           ------           ------           ------

Less distributions declared to
  shareholders from net investment income         $(0.57)           $(0.61)          $(0.61)          $(0.66)          $(0.66)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.69            $ 9.69           $ 9.40           $ 9.67           $ 9.22
                                                  ======            ======           ======           ======           ======
Total return(+)                                    6.00%             9.91%            3.67%           12.29%            1.21%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.92%             0.94%            0.91%            0.84%            0.79%
  Net investment income                            5.76%             6.50%            6.56%            6.83%            7.24%
Portfolio turnover                                  176%              212%             339%             352%             385%
Net assets at end of period (000 omitted)       $335,993          $282,809         $293,286         $322,740         $318,116

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.55            $ 0.61           $ 0.61           $ 0.64           $ 0.65
    Ratios (to average net assets):
      Expenses##                                   1.02%             1.04%            1.06%            1.05%            1.05%
      Net investment income                        5.66%             6.40%            6.41%            6.62%            6.98%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          1999              1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.68            $ 9.39           $ 9.66           $ 9.22           $ 9.78
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.50            $ 0.55           $ 0.55           $ 0.59           $ 0.59
  Net realized and unrealized gain (loss)
    on investments                                  0.01              0.28            (0.28)            0.44            (0.56)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.51            $ 0.83           $ 0.27           $ 1.03           $ 0.03
                                                  ------            ------           ------           ------           ------

Less distributions declared to
  shareholders from net investment income         $(0.51)           $(0.54)          $(0.54)          $(0.59)          $(0.59)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.68            $ 9.68           $ 9.39           $ 9.66           $ 9.22
                                                  ======            ======           ======           ======           ======
Total return                                       5.32%             9.17%            2.92%           11.46%            0.57%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.57%             1.59%            1.62%            1.56%            1.51%
  Net investment income                            5.08%             5.84%            5.85%            6.09%            6.52%
Portfolio turnover                                  176%              212%             339%             352%             385%
Net assets at end of period (000 omitted)       $173,569          $117,077         $114,861         $124,921         $105,178

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.48            $ 0.54           $ 0.54           $ 0.57           $ 0.57
    Ratios (to average net assets):
      Expenses##                                   1.67%             1.69%            1.77%            1.77%            1.77%
      Net investment income                        4.98%             5.74%            5.70%            5.88%            6.26%

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED                                        YEAR ENDED
                                         FEBRUARY 28,              PERIOD ENDED            FEBRUARY 28,           PERIOD ENDED
                                   -------------------------       FEBRUARY 28,       -----------------------     FEBRUARY 28,
                                        1999            1998             1997**            1999          1998          1997***
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C                                            CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.72          $ 9.43             $ 9.51          $ 9.69        $ 9.40           $ 9.41
                                      ------          ------             ------          ------        ------           ------

Income from investment operations# -
  Net investment income(S)            $ 0.49          $ 0.55             $ 0.47          $ 0.59        $ 0.62           $ 0.10
  Net realized and unrealized
    gain (loss) on investments          0.01            0.29              (0.09)           0.01          0.31            (0.01)
                                      ------          ------             ------          ------        ------           ------

      Total from investment
        operations                    $ 0.50          $ 0.84             $ 0.38          $ 0.60        $ 0.93           $ 0.09
                                      ------          ------             ------          ------        ------           ------

Less distributions declared to
  shareholders from net
  investment income                   $(0.51)         $(0.55)            $(0.46)         $(0.60)       $(0.64)          $(0.10)
                                      ------          ------             ------          ------        ------           ------
Net asset value - end of period       $ 9.71          $ 9.72             $ 9.43          $ 9.69        $ 9.69           $ 9.40
                                      ======          ======             ======          ======        ======           ======
Total return                           5.23%           9.15%              4.06%++         6.37%        10.31%            1.03%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                           1.57%           1.59%              1.55%+          0.57%         0.53%            0.48%+
  Net investment income                5.03%           5.85%              5.97%+          6.13%         6.85%            7.22%+
Portfolio turnover                      176%            212%               339%            176%          212%             339%
Net assets at end of period
  (000 omitted)                      $36,340         $11,354             $6,046          $6,634        $7,560             $470

 ** For the period from the inception of Class C, April 1, 1996, through February 28, 1997.
*** For the period from the inception of Class I, January 2, 1997, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.48          $ 0.54             $ 0.46          $ 0.58        $ 0.61           $ 0.09
    Ratios (to average net assets):
      Expenses##                       1.67%           1.69%              1.70%+          0.67%         0.63%            0.63%+
      Net investment income            4.93%           5.75%              5.82%+          6.03%         6.75%            7.07%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

During the year ended February 28, 1999, $335,136 and $75,117 were reclassified from accumulated distributions in excess of net investment income and paid-in capital, respectively, to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage backed securities. This change had no effect on the net assets or the net asset value per share.

As of February 28, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $26,973,227 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($10,846,466) and February 28, 2005, ($16,126,761).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $26,626 for the year ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $199,411 for the year ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $76,373 for the year ended February 28, 1999. Fees incurred under the distribution plan during the year ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,724 and $571 for Class B and Class C shares, respectively, for the year ended February 28, 1999. Fees incurred under the distribution plan during the year ended February 28, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 1999, were $3,509, $429,961, and $21,937 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $917,728,850 and $810,889,559, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $548,464,294
                                                                 ------------

Gross unrealized depreciation                                    $ (7,267,424)
Gross unrealized appreciation                                       5,581,966
                                                                 ------------

    Net unrealized depreciation                                  $ (1,685,458)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED FEBRUARY 28, 1999        YEAR ENDED FEBRUARY 28, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            29,078,923      $  286,082,950        5,464,276      $  52,177,939
Shares issued to shareholders in
  reinvestment of distributions         1,265,402          12,363,603        1,227,491         11,623,317
Shares reacquired                     (24,851,559)       (244,539,132)      (8,693,936)       (82,954,183)
                                     ------------      --------------     ------------      -------------
    Net increase (decrease)             5,492,766       $  53,907,421       (2,002,169)     $ (19,152,927)
                                     ============      ==============     ============      =============

Class B Shares
                                         YEAR ENDED FEBRUARY 28, 1999        YEAR ENDED FEBRUARY 28, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            16,003,714      $  157,290,466        3,856,898      $  36,904,049
Shares issued to shareholders in
  reinvestment of distributions           510,124           4,986,686          429,480          4,065,291
Shares reacquired                     (10,673,440)       (104,618,135)      (4,422,381)       (42,111,012)
                                     ------------      --------------     ------------      -------------
    Net increase (decrease)             5,840,398      $   57,659,017         (136,003)     $  (1,141,672)
                                     ============      ==============     ============      =============

Class C Shares
                                         YEAR ENDED FEBRUARY 28, 1999        YEAR ENDED FEBRUARY 28, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             6,088,070      $   59,953,337          746,832      $   7,168,488
Shares issued to shareholders in
  reinvestment of distributions            85,504             841,089           31,482            299,383
Shares reacquired                      (3,601,290)        (35,374,514)        (251,237)        (2,396,844)
                                     ------------      --------------     ------------      -------------
    Net increase                        2,572,284      $   25,419,912          527,077      $   5,071,027
                                     ============      ==============     ============      =============

Class I Shares
                                         YEAR ENDED FEBRUARY 28, 1999        YEAR ENDED FEBRUARY 28, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                12,891      $      127,366          733,115      $   7,080,671
Shares issued to shareholders in
  reinvestment of distributions            48,211             470,569           10,257             98,774
Shares reacquired                        (156,330)         (1,544,084)         (13,261)          (125,531)
                                     ------------      --------------     ------------      -------------
    Net increase (decrease)               (95,228)     $     (946,149)         730,111      $   7,053,914
                                     ============      ==============     ============      =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended February 28, 1999, was $3,695.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of February 28, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1999 and February 28, 1998, and the financial highlights for each of the years in the five-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at February 28, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   In January 1999, shareholders were mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                SECRETARY
Richard B. Bailey* - Private            Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS              ASSISTANT SECRETARY
Investment Management                   James R. Bordewick, Jr.*

Peter G. Harwood - Private              CUSTODIAN
Investor                                State Street Bank and Trust
                                         Company
J. Atwood Ives - Chairman and
Chief Executive Officer, Eastern        INVESTOR INFORMATION
Enterprises (diversified services       For MFS stock and bond market
company)                                outlooks, call toll free:
                                        1-800-637-4458 anytime from
Lawrence T. Perera - Partner,           a touch-tone telephone.
Hemenway & Barnes (attorneys)
                                        For information on MFS mutual
William J. Poorvu - Adjunct             funds, call your financial adviser
Professor, Harvard University           or, for an information kit, call
Graduate School of Business             toll free: 1-800-637-2929 any
Administration                          business day from 9 a.m. to 5 p.m.
                                        Eastern time (or leave a message
Charles W. Schmidt - Private            anytime).
Investor
                                        INVESTOR SERVICE
Arnold D. Scott* - Senior               MFS Service Center, Inc.
Executive Vice President,               P.O. Box 2281
Director, and Secretary, MFS            Boston, MA 02107-9906
Investment Management
                                        For general information, call toll
Jeffrey L. Shames* - Chairman,          free: 1-800-225-2606 any business
Chief Executive Officer, and            day from 8 a.m. to 8 p.m. Eastern
Director, MFS Investment                time.
Management
                                        For service to speech- or
Elaine R. Smith - Independent           hearing-impaired, call toll free:
Consultant                              1-800-637-6576 any business day
                                        from 9 a.m. to 5 p.m. Eastern
David B. Stone - Chairman and           time. (To use this service, your
Director, North American                phone must be equipped with a
Management Corp. (investment            Telecommunications Device for the
advisers)                               Deaf.)

INVESTMENT ADVISER                      For share prices, account
Massachusetts Financial                 balances, and exchanges, call toll
  Services Company                      free: 1-800-MFS-TALK
500 Boylston Street                     (1-800-637-8255) anytime from a
Boston, MA 02116-3741                   touch-tone telephone.

DISTRIBUTOR                             WORLD WIDE WEB
MFS Fund Distributors, Inc.             www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Steven E. Nothern*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) GOVERNMENT                                                  Bulk Rate
SECURITIES FUND                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo]  MFS(R)                                                  ----------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MGS-2 4/99 37M 26/226/326/826